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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 29, 2002
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                               ALLEN TELECOM INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                    1-6016                 38-0290950
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(State of Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)            File Number)        Identification Number)



25101 Chagrin Boulevard, Beachwood, Ohio                       44122-5619
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(Address of Principal Executive Offices)                       (Zip Code)



         Registrant's telephone number, including area code    216/765-5800
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS
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                  This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Allen Telecom Inc. for the purpose of providing the information set forth in the press releases issued by Allen Telecom on October 29, 2002, and October 30, 2002, copies of which are filed as Exhibits 99.1 and 99.2 hereto and which are incorporated herein by this reference.

ITEM 7.  EXHIBITS
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         Exhibit 99.1              Press Release, dated October 29, 2002

         Exhibit 99.2              Press Release, dated October 30, 2002

                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLEN TELECOM INC.


                                       By:      /s/ Laura C. Meagher
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                                                Laura C. Meagher
                                                General Counsel and Secretary


Date:  October 30, 2002
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                               ALLEN TELECOM INC.
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                                  EXHIBIT INDEX
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Exhibit Number             Document
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     99.1                  Press Release, dated October 29, 2002

     99.2                  Press Release, dated October 30, 2002